TEFMD

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

Share Class     Total Income Dividends
                (000's omitted)
Class A         $2,997
Class B         $289
Class C         $272
Class F         $99
Total           $3,657
Class R-5       $68
Total           $68

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

Share Class     Dividends from Net Investment Income
Class A         $0.3052
Class B         $0.2458
Class C         $0.2354
Class F         $0.2947
Class R-5       $0.3191


Item 74U1 and 74U2
Number of shares outstanding

Share Class     Shares Outstanding
                (000's omitted)
Class A         9,911
Class B         1,176
Class C         1,259
Class F         346
Total           12,692
Class R-5       234
Total           234

Item 74V1 and 74V2
Net asset value per share (to nearest cent)


Share Class     Net Asset Value
                Per Share
Class A         $16.24
Class B         $16.24
Class C         $16.24
Class F         $16.24
Class R-5       $16.24

THE TAX-EXEMPT FUND OF VIRGINIA

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

Share Class     Total Income Dividends
(000's omitted)
Class A         $3,364
Class B         $189
Class C         $201
Class F         $138
Total           $3,892
Class R-5       $40
Total           $40

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

Share Class     Dividends from Net Investment Income
Class A         $0.2908
Class B         $0.2292
Class C         $0.2185
Class F         $0.2799
Class R-5       $0.3050


Item 74U1 and 74U2
Number of shares outstanding

Share Class     Shares Outstanding
                (000's omitted)
Class A         11,810
Class B         799
Class C         936
Class F         512
Total           14,057
Class R-5       131
Total           131

Item 74V1 and 74V2
Net asset value per share (to nearest cent)


Share Class     Net Asset Value
                Per Share
Class A         $16.78
Class B         $16.78
Class C         $16.78
Class F         $16.78
Class R-5       $16.78